                                                                               .
                                                                               .
                                                                               .

                                                                      EXHIBIT 21

                          SUBSIDIARIES OF AMETEK, INC.

                                                                                                             PERCENTAGE OF VOTING
                    NAME OF SUBSIDIARY AND NAME                  STATE OR OTHER JURISDICTION OF             SECURITIES OWNED BY ITS
                    UNDER WHICH IT DOES BUSINESS                  INCORPORATION OR ORGANIZATION                 IMMEDIATE PARENT*
                    ----------------------------                 ------------------------------             -----------------------
Advanced Measurement Technology, Inc. .....................................  Delaware................................  100%
AMELON, Inc. ..............................................................  Delaware................................  100%
       John Chatillon & Sons, Inc. ........................................  New York................................  100%
AMETEK (Bermuda), Ltd. ....................................................  Bermuda.................................  100%
AMETEK (Canada), Ltd. .....................................................  Canada..................................  100%
AMETEK (FSC), Inc. ........................................................  U. S. Virgin Islands....................  100%
AMETEK GmbH................................................................  Germany.................................  100%
AMETEK IMTSA, S.A. de C.V..................................................  Mexico..................................  100%
AMETEK Lamb Motores de Mexico, S.A. de C.V.................................  Mexico..................................  100%
AMETEK Mexicana, S.A.......................................................  Mexico..................................  100%
AMETEK Motors Holding, Inc. ...............................................  Delaware................................  100%
AMETEK Precision Instruments France SARL...................................  France..................................  100%
AMETEK Receivables Cop. ...................................................  Delaware................................  100%
AMETEK Thermal Systems, Inc. ..............................................  Delaware................................  100%
Chandler Instruments Company, L.L.C........................................  Texas...................................  100%
       Chandler Instruments GmbH...........................................  Austria.................................  100%
            Grabner Instruments Messtechnik GmbH...........................  Austria.................................  100%
                   Grabner Instruments Messtechnik Nfg GmbH
                   & Co. K.G...............................................  Austria.................................  100%
            Petrolab, L.L.C................................................  Delaware................................  100%
Controls Holding Corporation...............................................  Delaware................................  100%
       Patriot Sensors & Controls Corporation..............................  Delaware................................  100%
            Nihon Drexelbrook KK...........................................  Japan...................................  100%
EDAX Inc...................................................................  Delaware................................  100%
       EDAX Japan K.K......................................................  Japan...................................  100%
       EDAX B.V............................................................  Netherlands.............................  100%
       EDAX Ltd. ..........................................................  England.................................  100%
EMA Corp...................................................................  Delaware................................  100%
       Amekai (BVI), Ltd. .................................................  British Virgin Islands..................   50%
       AMETEK Do Brasil Ltd. ..............................................  Brazil..................................  100%
       AMETEK Motors Hong Kong Ltd.........................................  Hong Kong...............................  100%
       AMETEK Holdings B.V.................................................  Netherlands.............................  100%
            AMETEK Denmark A/S.............................................  Denmark.................................  100%
            AMETEK Elektomotory s.r.o......................................  Czech Republic..........................  100%
            AMETEK Italia S.r.l............................................  Italy...................................  100%
            AMETEK Singapore Private Ltd...................................  Singapore...............................  100%
                   Amekai Singapore Private Ltd............................  Singapore...............................   50%
                        Amekai Meter (Xiamen) Co., Ltd.....................  China...................................  100%
                   AmeKai Taiwan Co., Ltd..................................  Taiwan..................................   50%
                   AMETEK Motors Asia Private Ltd..........................  Singapore...............................  100%
                        AMETEK Motors (Shanghai) Co., Ltd. ................  China...................................  100%
       EMA Holdings UK Limited.............................................  England.................................  100%
            Airtechnology Holdings Limited.................................  England.................................  100%
                   Airtechnology Group Limited.............................  England.................................  100%
                        Aircontrol Technologies Limited....................  England.................................  100%
                        Airscrew Limited...................................  England.................................  100%
                            Airtechnology Pension Trustees Ltd. ...........  England.................................  100%
                            Thermol Control Company Ltd. ..................  England.................................  100%
                            Clifford Edwards Limited.......................  England.................................  100%
            AMETEK Holdings (UK) Ltd.......................................  England.................................  100%
                   Lloyd Instruments Ltd...................................  England.................................  100%
                        Lloyd Instruments S.A.S............................  France..................................  100%

            AMETEK Precision Instruments (UK) Ltd..........................  England.................................  100%
            TH Acquisition Company Limited. ...............................  England
                   Taylor Hobson Holdings Limited..........................  England.................................  100%
                          Taylor Hobson Overseas Limited...................  England.................................  100%
                                 Taylor Hobson GmbH........................  Germany.................................  100%
                                 Taylor Hobson K Inc.......................  South Korea.............................  100%
                                 Taylor Hobson KK..........................  Japan...................................  100%
                                 Taylor Hobson Limited.....................  England.................................  100%
                                    Taylor Hobson, Inc. ...................  Delaware................................  100%
                                    Taylor Hobson Trustees Limited.........  England.................................  100%
                                 Taylor Hobson SARL........................  France.................................. 99.9%
                                 Taylor Hobson SpA.........................  Italy...................................  100%
       WEBAK, B.V. ........................................................  Netherlands.............................  100%
NCC Holdings, Inc..........................................................  Delaware................................  100%
       AMETEK National Controls Corporation................................  Delaware................................  100%
Prestolite Asia Ltd........................................................  Korea...................................   50%
Rotron Incorporated........................................................  New York................................  100%
Seiko EG&G Co. Ltd.........................................................  Japan...................................   49%
Solidstate Controls, Inc...................................................  Delaware................................  100%
       HDR Power Systems, Inc..............................................  Delaware................................  100%
       Solidstate Controls, Inc. de Argentina S.R.L........................  Argentina............................... 99.9%
       Solidstate Controls Mexico, S.A. de C.V.............................  Mexico.................................. 99.9%

* Exclusive of directors' qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.